Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Jarrod Yahes

Treasurer

ExlService Holdings, Inc.

280 Park Avenue

New York, NY 10017

(212) 277-7109

ir@exlservice.com

EXL REPORTS 2010 THIRD QUARTER RESULTS

Quarterly Revenues of $67.6 million and Adjusted Operating Margin of 14.5%

Increasing Calendar Year 2010 Revenues Guidance to Approximately $247.0 Million

and Adjusted Operating Margin Guidance to Between 14.0% and 14.5%

New York, NY – November 3, 2010 – ExlService Holdings, Inc. (NASDAQ: EXLS), a leading provider of outsourcing and transformation services, today announced its financial results for the quarter ended September 30, 2010.

Rohit Kapoor, President and CEO, commented: “EXL experienced a record quarter of growth driven by a significant number of new process migrations in outsourcing services and exceptionally strong demand for transformation services. Our focus remains on acquiring new clients, growing existing client relationships, and making the right investments to sustain our growth. We are making significant investments in sales and marketing and developing proprietary solutions that leverage our domain expertise. Our focused strategy is proving successful in the marketplace and we are extremely well positioned to benefit from the continued growth in the offshore BPO market.”

Vishal Chhibbar, CFO, commented: “EXL’s revenues this quarter grew 40.3% year-over-year and 11.5% sequentially. Our third quarter results exceeded our expectations driven by organic revenue growth across service lines. Our enhanced gross and operating margins put us squarely on track to deliver our targets for annual margin expansion. We generated strong cash flow from operations for the quarter of $16.7 million, while still making the required growth investments in sales and marketing and capacity expansion. We are pleased to increase our calendar year 2010 revenue guidance to approximately $247.0 million, based upon a seasonal decline in transformation services revenues that is expected in the fourth quarter. We are also increasing our adjusted operating margin guidance to between 14.0% and 14.5%, despite the recent appreciation in our cost currencies.”

Financial Highlights

Reconciliations of adjusted financial measures to GAAP are included at the end of this release.

•

Revenues for the quarter ended September 30, 2010 were $67.6 million compared to $48.2 million for the quarter ended September 30, 2009 and $60.6 million for the quarter ended June 30, 2010. Outsourcing services revenues for the quarter ended September 30, 2010 were $50.5 million compared to $37.7 million in the quarter ended September 30, 2009 and $46.6 million in the quarter ended June 30, 2010. Transformation services revenues for the quarter ended September 30, 2010 were $17.1 million compared to $10.5 million in the quarter ended September 30, 2009 and $14.1 million in the quarter ended June 30, 2010.

•

Gross margin for the quarter ended September 30, 2010 was 40.0% compared to 40.2% for the quarter ended September 30, 2009 and 38.2% for the quarter ended June 30, 2010. Outsourcing services gross margin for the quarter ended September 30, 2010 was 41.3% compared to 41.0% for the quarter ended September 30, 2009 and 38.6% for the quarter ended June 30, 2010. Transformation services gross margin for the quarter ended September 30, 2010 was 35.9% compared to 37.5% for the quarter ended September 30, 2009 and 37.2% for the quarter ended June 30, 2010.

•

Operating margin for the quarter ended September 30, 2010 was 10.3% compared to 10.7% for the quarter ended September 30, 2009 and 8.7% for the quarter ended June 30, 2010. Adjusted operating margin, excluding the impact of stock-based compensation expense and amortization of intangibles, for the quarter ended September 30, 2010 was 14.5% compared to 14.8% for the quarter ended September 30, 2009 and 13.5% for the quarter ended June 30, 2010.

•

Net income for the quarter ended September 30, 2010 was $7.8 million compared to $4.0 million for the quarter ended September 30, 2009 and $4.9 million for the quarter ended June 30, 2010. Adjusted EBITDA for the quarter ended September 30, 2010 was $13.3 million compared to $10.0 million for the quarter ended September 30, 2009 and $11.5 million for the quarter ended June 30, 2010.

•

Diluted earnings per share to common stockholders for the quarter ended September 30, 2010 were $0.26 compared to $0.14 for the quarter ended September 30, 2009 and $0.16 for the quarter ended June 30, 2010. Adjusted diluted earnings per share, excluding the impact of stock-based compensation expense and amortization of intangibles, for the quarter ended September 30, 2010 were $0.32 compared to $0.19 for the quarter ended September 30, 2009 and $0.23 for the quarter ended June 30, 2010.

Business Announcements

•

Featured in Forbes’ list of “America’s 100 Best Small Companies” based on earnings growth, sales growth, return on equity in the past 12 months and 5 years as well as comparative stock performance against peers.

•	Expanded multiple outsourcing services relationships with the migration of 28 new processes during the quarter.

•	Won 2 new transformation services clients.

•	Invested in our business development capability by hiring an experienced Client Executive to expand our presence in the financial services vertical.

•	Strengthened the travel vertical by hiring a senior corporate advisor to expand our service offerings in the travel vertical and to participate in client pursuits.

•

Commenced collaboration with Microsoft as part of its Insurance Value Chain partnership ecosystem, to provide solution development and application enhancement for current EXL LifePRO® clients and prospects.

•	Partnered with Datanomic, a compliance and data management solutions specialist, to provide joint, end-to-end compliance solutions and services.

•	Launched four new transformation services solutions designed to help clients address process management issues to enhance operational effectiveness and efficiency and to reduce costs.

•

Headcount for the quarter ended September 30, 2010 was approximately 12,200. Experienced attrition in the third quarter of 32.8% for billable employees compared to 22.0% in the quarter ended September 30, 2009 and 34.6% in the quarter ended June 30, 2010.

2010 Outlook

The Company is increasing its guidance for calendar year 2010:

•	Revenues of approximately $247.0 million.

•	Adjusted operating margin, excluding the impact of stock-based compensation expense and amortization of intangibles, of between 14.0% and 14.5%, at prevailing exchange rates.

Conference Call

EXL will host a conference call on Thursday, November 4, 2010 at 8:00 a.m. (ET) to discuss the Company’s quarterly results and operating performance. The conference call will be available live via the internet by accessing the investor relations section of EXL’s website at www.exlservice.com, where the investor factsheet can also be accessed. Please go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software.

To listen to the earnings conference call via phone, please dial 1-877-303-6384 or 1-224-357-2191. For those who cannot access the live broadcast, a replay will be available by dialing 1-800-642-1687 or 1-706-645-9291 and entering the conference identification number “10769069” from two hours after the end of the call until 11:59 p.m. (ET) on November 18, 2010. The replay will also be available on the EXL website www.exlservice.com.

EXL will host its Annual Investor Day on Thursday, November 4, 2010 at 10.00 a.m. (ET) in New York City at the NASDAQ MarketSite at 4 Times Square. To listen to the investor day events via phone, please dial 1-877-303-6384 or 1-224-357-2191. For those who cannot access the live broadcast, an archived webcast of the presentation and the accompanying slides will be available on the EXL website www.exlservice.com after the end of the event until November 30, 2010.

About ExlService Holdings, Inc.

ExlService Holdings, Inc. (NASDAQ: EXLS) is a leading provider of outsourcing and transformation services. EXL’s outsourcing services include a full spectrum of business process outsourcing services from offshore delivery centers requiring ongoing process management skills. Transformation services enable continuous improvement of client processes by bringing together EXL’s capabilities in decision analytics, risk and financial management and operations and process excellence services. Headquartered in New York, EXL primarily serves the needs of Global 1000 companies in the insurance, utilities, banking and financial services, transportation and logistics, and travel sectors. Find additional information about EXL at www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect the Company. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
Revenues	$67,585	$48,186	$182,713	$131,557
Cost of revenues (exclusive of depreciation and amortization)	40,584	28,803	109,516	78,986

Gross profit	27,001	19,383	73,197	52,571

Operating expenses:
General and administrative expenses	10,469	7,770	29,238	22,137
Selling and marketing expenses	5,331	3,516	14,080	10,040
Depreciation and amortization	4,218	2,918	11,148	8,137

Total operating expenses	20,018	14,204	54,466	40,314

Income from continuing operations	6,983	5,179	18,731	12,257
Other income/(expense):
Foreign exchange gain/(loss)	943	(1,995)	2,452	(5,014)
Interest and other income, net	262	269	994	856

Income from continuing operations before income taxes	8,188	3,453	22,177	8,099
Income tax provision	384	(541)	3,881	(169)

Income from continuing operations	7,804	3,994	18,296	8,268
Loss from discontinued operations, net of taxes	—	—	—	(139)

Net income	$7,804	$3,994	$18,296	$8,129

Earnings per share:
Basic	$0.27	$0.14	$0.63	$0.28
Diluted	$0.26	$0.14	$0.60	$0.28
Weighted-average number of shares used in computing earnings per share:
Basic	29,302,862	28,930,344	29,221,668	28,893,515
Diluted	30,385,308	29,368,390	30,248,648	29,202,856

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

	September 30,	December 31,
	2010	2009
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$102,608	$132,215
Short-term investments	2,385	4,009
Restricted cash	308	65
Accounts receivable, net of allowance for doubtful accounts of $422 at September 30, 2010 and $262 at December 31, 2009	42,006	34,856
Deferred tax assets, net	6,251	4,872
Advance income-tax, net	1,578	—
Prepaid expenses and other current assets	6,363	5,529

Total current assets	161,499	181,546

Fixed assets, net of accumulated depreciation of $45,403 at September 30, 2010 and $35,812 at December 31, 2009	31,470	23,964
Restricted cash	3,531	3,895
Deferred tax assets, net	9,993	8,482
Intangible assets, net of amortization	19,223	627
Goodwill	43,289	19,619
Other assets	16,526	11,487

Total assets	$285,531	$249,620

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,867	$5,345
Deferred revenue	4,683	4,745
Accrued employee cost	21,578	16,020
Income taxes payable	—	543
Accrued expenses and other current liabilities	14,171	11,674

Total current liabilities	43,299	38,327

Non-current liabilities	5,908	5,575

Total liabilities	49,207	43,902

Commitments and contingencies
Preferred stock, $0.001 par value; 15,000,000 shares authorized, none issued	—	—
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized, 29,532,439 shares issued and 29,279,937 shares outstanding as of September 30, 2010 and 29,278,103 shares issued and 29,031,073 shares outstanding as of December 31, 2009	30	29
Additional paid-in capital	132,464	124,493
Retained earnings	103,970	85,674
Accumulated other comprehensive income/(loss)	909	(3,515)

	237,373	206,681

Less: 252,502 shares as of September 30, 2010 and 247,030 shares as of December 31, 2009, held in treasury, at cost	(1,069)	(976)

ExlService Holdings, Inc. stockholders’ equity	236,304	205,705
Non-controlling interest	20	13

Total stockholders’ equity	236,324	205,718

Total liabilities and stockholders’ equity	$285,531	$249,620

EXLSERVICE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Reconciliation of Adjusted Financial Measures to GAAP Measures

In addition to its reported operating results in accordance with U.S. generally accepted accounting principles (GAAP), EXL has included in this release adjusted financial measures that the Securities and Exchange Commission defines as “non-GAAP financial measures.” Management believes that these adjusted financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results because the adjustments eliminate the impact of the following two items which do not directly link to the Company’s ongoing performance: (i) stock-based compensation and (ii) expenses associated with the amortization of acquisition-related intangibles. The Company also believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, the Company’s inability to predict its future stock-based compensation expense under ASC Topic 718 and the amortization of intangibles associated with further acquisitions. The Company also incurs significant non-cash charges for depreciation that may not be indicative of our ability to generate cash flow. The Company believes that providing the measure of Adjusted EBITDA will help investors better understand the Company’s underlying financial performance and ability to generate cash flow from operations. Adjusted EBITDA does not represent cash flows from operations as defined by GAAP. The adjusted financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated.

The following table shows the reconciliation of these adjusted financial measures from GAAP measures for the three month periods ended September 30, 2010, September 30, 2009 and June 30, 2010:

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(Amounts in thousands)

	Three Months Ended September 30,	Three Months Ended September 30,	Three Months Ended June 30,
	2010	2009	2010
Net income (GAAP)	$7,804	$3,994	$4,869
add: Income tax provision, Other income/(expense)	(821)	1,185	403
Income from continuing operations (GAAP)	$6,983	$5,179	$5,272
add: Stock-based compensation expense (a)	2,121	1,876	2,404
add: Amortization of acquisition-related intangibles (b)	688	84	520

Adjusted operating income (Non-GAAP)	$9,792	$7,139	$8,196

Adjusted operating income margin %	14.5%	14.8%	13.5%
add: Depreciation	3,530	2,834	3,337

Adjusted EBITDA (Non-GAAP)	$13,322	$9,973	$11,533

Adjusted EBITDA margin %	19.7%	20.7%	19.0%

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share

(Amounts in thousands, except per share data)

	Three Months Ended September 30,	Three Months Ended September 30,	Three Months Ended June 30,
	2010	2009	2010
Net income (GAAP)	$7,804	$3,994	$4,869
add: Stock-based compensation expense (a)	2,121	1,876	2,404
add: Amortization of acquisition-related intangibles (b)	688	84	520
subtract: Tax impact on stock-based compensation expense	(639)	(508)	(662)
subtract: Tax impact on amortization of acquisition-related intangibles	(364)	—	(55)

Adjusted net income	$9,610	$5,446	$7,076

Adjusted diluted earnings per share	$0.32	$0.19	$0.23

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.